Exhibit 99.1

Essent Group Ltd. Reports Second Quarter 2014 Results

30% Increase in Net Income versus First Quarter 2014

Essent Reinsurance, Ltd. Executes First Transaction

HAMILTON, Bermuda--(BUSINESS WIRE)--August 8, 2014--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2014 of $19.6 million or $0.23 per diluted share. As of June 30, 2014, Essent had primary insurance in force of $39.4 billion and consolidated stockholders’ equity of $768.0 million. Essent’s combined risk to capital ratio, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 16.2:1 as of June 30, 2014.

Essent also reported that subsequent to the end of the second quarter 2014 its Bermuda-based reinsurer, Essent Reinsurance, Ltd. (“Essent Re”), insured a portion of Freddie Mac’s most recent Agency Credit Insurance Structure (“ACIS”) transaction. Additionally, Essent reported that its domestic flagship mortgage insurer, Essent Guaranty, Inc., entered into a quota-share agreement with Essent Re to prospectively reinsure 25% of its GSE eligible new insurance written effective July 1, 2014. This agreement, which has received approval from both Freddie Mac and Fannie Mae, remains subject to approval from the Pennsylvania Insurance Department. During the third quarter, Essent Group Ltd. plans to contribute $100 million in capital to Essent Re in support of the affiliate quota share and current and future reinsurance transactions.

“Our strong earnings for the quarter reflect our success in increasing the number of customers doing business with Essent and the growth in our high credit quality insurance portfolio,” said Mark Casale, Chairman and Chief Executive Officer. "Also, we are pleased to have Essent Re execute its first transaction and we believe the affiliate quota share will improve our capital efficiency and provide incremental shareholder value. We remain very excited about Essent’s long term prospects.”

Financial Highlights:

  Insurance in force as of June 30, 2014 was $39.4 billion, compared to $34.8 billion as of March 31, 2014 and $22.6 billion as of June 30, 2013.
  New insurance written for the second quarter of 2014 was $5.9 billion, compared to $3.6 billion in the first quarter of 2014 and $5.9 billion in the second quarter of 2013.
  Income before taxes for the second quarter of 2014 was $29.7 million, compared to $23.5 million for the first quarter of 2014 and $13.4 million for the second quarter of 2013.
  Net premiums earned for the second quarter of 2014 were $50.3 million, compared to $44.8 million in the first quarter of 2014 and $27.5 million in the second quarter of 2013.
  The expense ratio for the second quarter of 2014 was 47.0%, compared to 52.4% for the first quarter of 2014 and 56.6% for the second quarter of 2013.
  The provision for losses and LAE for the second quarter of 2014 was $1.0 million, compared to $0.9 million for the first quarter of 2014 and $0.6 million for the second quarter of 2013.
  The percentage of loans in default as of June 30, 2014 was 0.13%, compared to 0.12% as of March 31, 2014 and 0.09% as of June 30, 2013.
  The combined ratio for the second quarter of 2014 was 48.9%, compared to 54.4% for the first quarter of 2014 and 58.7% for the second quarter of 2013.
  In July, through a competitive bidding process, Essent Guaranty, Inc. was selected by Fannie Mae to be the sole insurer on a pool of loans of approximately $1.5 billion.
  Essent had $171.0 million of net cash and investments at the holding company as of June 30, 2014.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 76436919 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 76436919.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission on March 10, 2014. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Additional information regarding Essent may be found at www.essentgroup.com.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter ended June 30, 2014

Exhibit A:	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B:	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C:	New Insurance Written
Exhibit D:	Insurance in Force and Risk in Force
Exhibit E:	Portfolio Vintage Data
Exhibit F:	Portfolio Geographic Data
Exhibit G:	Defaults, Reserve for Losses and LAE, and Claims
Exhibit H:	Investment Portfolio
Exhibit I:	Insurance Company Capital
Exhibit J:	Historical Quarterly Data
Exhibit K:	Earnings per Share
Exhibit L:	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2014	2013	2014	2013
Revenues:
Net premiums written	$63,505	$44,923	$115,697	$78,296
Increase in unearned premiums	(13,163)	(17,442)	(20,605)	(29,551)
Net premiums earned	50,342	27,481	95,092	48,745
Net investment income	3,080	1,014	4,978	1,744
Realized investment gains, net	68	83	468	93
Other income	793	986	1,566	2,013
Total revenues	54,283	29,564	102,104	52,595

Losses and expenses:
Provision for losses and LAE	966	580	1,868	1,310
Other underwriting and operating expenses	23,648	15,557	47,107	30,519
Total losses and expenses	24,614	16,137	48,975	31,829

Income before income taxes	29,669	13,427	53,129	20,766
Income tax expense (benefit)	10,114	(10,150)	18,568	(10,011)
Net income	$19,555	$23,577	$34,561	$30,777

Earnings per share:
Basic:
Common Shares	$0.23	N/A	$0.42	N/A
Class A common shares	N/A	$0.63	N/A	$0.88
Class B-2 common shares	N/A	0.40	N/A	0.49
Diluted:
Common Shares	$0.23	N/A	$0.41	N/A
Class A common shares	N/A	$0.62	N/A	$0.88
Class B-2 common shares	N/A	0.09	N/A	0.09

Weighted average common shares outstanding:
Basic:
Common Shares	83,276	N/A	83,071	N/A
Class A common shares	N/A	36,793	N/A	34,313
Class B-2 common shares	N/A	1,334	N/A	1,095
Diluted:
Common Shares	84,706	N/A	84,701	N/A
Class A common shares	N/A	36,901	N/A	34,408
Class B-2 common shares	N/A	5,994	N/A	6,004

Net income	$19,555	$23,577	$34,561	$30,777

Other comprehensive income (loss)
Change in unrealized appreciation (depreciation) of investments, net of tax expense (benefit) of $2,095 and $(2,043) in the three months ended June 30, 2014 and 2013 and $2,465 and $(2,182) in the six months ended June 30, 2014 and 2013	4,915	(3,795)	5,394	(4,053)
Total other comprehensive income (loss)	4,915	(3,795)	5,394	(4,053)
Comprehensive income	$24,470	$19,782	$39,955	$26,724

Loss ratio	1.9%	2.1%	2.0%	2.7%
Expense ratio	47.0%	56.6%	49.5%	62.6%
Combined ratio	48.9%	58.7%	51.5%	65.3%

		Exhibit B

Essent Group Ltd. and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2014	2013
Assets
Investments available for sale, at fair value
Fixed maturities	$672,699	$318,476
Short-term investments	173,171	14,079
Total investments	845,870	332,555
Cash	14,180	477,655
Accrued investment income	4,641	1,978
Accounts receivable	12,249	10,006
Deferred policy acquisition costs	7,539	6,173
Property and equipment (at cost, less accumulated depreciation of $38,013 in 2014 and $36,796 in 2013)	4,865	4,411
Prepaid federal income tax	34,000	8,000
Net deferred tax asset	-	10,346
Other assets	2,021	2,846

Total assets	$925,365	$853,970

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$4,506	$3,070
Unearned premium reserve	124,004	103,399
Amounts due under Asset Purchase Agreement	2,483	4,949
Accrued payroll and bonuses	7,957	13,076
Net deferred tax liability	9,430	-
Other accrued liabilities	9,026	7,335
Total liabilities	157,406	131,829

Commitments and contingencies

Stockholders' Equity
Common Shares, $0.015 par value:
Authorized - 233,333; issued - 86,528 shares in 2014 and 86,491 shares in 2013	1,298	1,297
Additional paid-in capital	760,252	754,390
Accumulated other comprehensive income (loss)	3,947	(1,447)
Retained earnings (accumulated deficit)	2,462	(32,099)
Total stockholders' equity	767,959	722,141

Total liabilities and stockholders' equity	$925,365	$853,970

								Exhibit C

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written

NIW by Credit Score
	Three months ended				Six months ended
	June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013
($ in thousands)
>=760	$2,651,224	45.1%	$3,161,194	53.7%	$4,265,660	44.9%	$5,598,784	54.7%
740-759	964,322	16.4	1,038,781	17.6	1,601,181	16.8	1,814,340	17.8
720-739	858,348	14.6	791,569	13.4	1,394,819	14.7	1,364,466	13.4
700-719	629,211	10.7	482,263	8.2	1,004,711	10.6	796,736	7.8
680-699	490,259	8.3	331,699	5.6	805,526	8.5	506,558	5.0
<=679	280,970	4.9	89,621	1.5	433,010	4.5	135,799	1.3
Total	$5,874,334	100.0%	$5,895,127	100.0%	$9,504,907	100.0%	$10,216,683	100.0%

Weighted-average Credit Score	749		758		749		759

NIW by LTV
	Three months ended				Six months ended
	June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013
($ in thousands)
85.00% and below	$671,651	11.4%	$879,352	14.9%	$1,107,384	11.7%	$1,698,838	16.6%
85.01% to 90.00%	1,976,596	33.6	2,152,742	36.5	3,217,124	33.8	3,787,024	37.1
90.01% to 95.00%	3,204,930	54.6	2,800,064	47.5	5,130,693	54.0	4,638,486	45.4
95.01% and above	21,157	0.4	62,969	1.1	49,706	0.5	92,335	0.9
	$5,874,334	100.0%	$5,895,127	100.0%	$9,504,907	100.0%	$10,216,683	100.0%

Weighted-average LTV	92%		91%		92%		91%

NIW by Product
	Three months ended				Six months ended
	June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013
Single Premium policies		18.6%		20.4%		18.5%		19.7%
Monthly Premium policies		81.4		79.6		81.5		80.3
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three months ended				Six months ended
	June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013
Purchase		86.6%		67.5%		86.0%		61.5%
Refinance		13.4		32.5		14.0		38.5
		100.0%		100.0%		100.0%		100.0%

						Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
Total IIF by FICO score	June 30, 2014		March 31, 2014		June 30, 2013
($ in thousands)
>=760	$20,157,165	51.2%	$18,212,476	52.3%	$12,579,842	55.7%
740-759	6,963,735	17.7	6,218,225	17.9	4,011,141	17.8
720-739	5,502,718	14.0	4,804,322	13.8	3,022,359	13.4
700-719	3,481,564	8.8	2,955,696	8.5	1,704,037	7.5
680-699	2,368,613	6.0	1,940,162	5.6	994,955	4.5
<=679	906,084	2.3	647,176	1.9	263,966	1.1
Total	$39,379,879	100.0%	$34,778,057	100.0%	$22,576,300	100.0%

Weighted-average Credit Score	756		757		760

Total RIF by FICO score	June 30, 2014		March 31, 2014		June 30, 2013
($ in thousands)
>=760	$4,913,013	50.6%	$4,403,362	51.9%	$2,954,484	55.2%
740-759	1,722,247	17.8	1,527,784	18.0	957,841	17.9
720-739	1,376,538	14.2	1,192,630	14.0	728,822	13.6
700-719	855,985	8.8	717,501	8.4	400,692	7.5
680-699	601,426	6.2	488,405	5.8	241,489	4.6
<=679	231,340	2.4	164,180	1.9	65,589	1.2
Total	$9,700,549	100.0%	$8,493,862	100.0%	$5,348,917	100.0%

Portfolio by LTV
Total IIF by LTV	June 30, 2014		March 31, 2014		June 30, 2013
($ in thousands)
85.00% and below	$4,928,612	12.5%	$4,540,795	13.1%	$3,392,450	15.0%
85.01% to 90.00%	14,516,271	36.9	13,054,922	37.5	8,937,420	39.6
90.01% to 95.00%	19,489,901	49.5	16,748,932	48.2	10,097,956	44.7
95.01% and above	445,095	1.1	433,408	1.2	148,474	0.7
	$39,379,879	100.0%	$34,778,057	100.0%	$22,576,300	100.0%

Weighted-average LTV	91%		91%		91%

Total RIF by LTV	June 30, 2014		March 31, 2014		June 30, 2013
($ in thousands)
85.00% and below	$550,950	5.7%	$503,315	5.9%	$368,071	6.9%
85.01% to 90.00%	3,434,553	35.4	3,074,541	36.2	2,080,074	38.9
90.01% to 95.00%	5,567,538	57.4	4,770,413	56.2	2,851,732	53.3
95.01% and above	147,508	1.5	145,593	1.7	49,040	0.9
	$9,700,549	100.0%	$8,493,862	100.0%	$5,348,917	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	June 30, 2014		March 31, 2014		June 30, 2013
($ in thousands)
FRM 30 years and higher	$34,103,315	86.6%	$29,906,738	85.9%	$18,901,211	83.7%
FRM 20-25 years	1,150,105	2.9	1,105,372	3.2	917,020	4.1
FRM 15 years	2,434,151	6.2	2,383,315	6.9	1,940,110	8.6
ARM 5 years and higher	1,692,308	4.3	1,382,632	4.0	817,959	3.6
Total	$39,379,879	100.0%	$34,778,057	100.0%	$22,576,300	100.0%

									Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data

	Original	Remaining
	Insurance	Insurance	% Remaining of	Insurance in Force as of June 30, 2014
Origination year	Written ($ in thousands)	in Force ($ in thousands)	Original Insurance	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM

2010	$245,898	$91,810	37.3%	72.4%	35.1%	0.0%	3.0%	59.6%	98.0%
2011	3,229,720	1,527,938	47.3	70.8	40.0	0.3	4.2	57.6	92.8
2012	11,241,161	8,832,491	78.6	68.0	47.6	0.5	5.2	56.1	96.7
2013	21,152,638	19,547,594	92.4	73.2	51.0	1.8	7.8	51.5	96.4
2014 (through June 30)	9,504,907	9,380,046	98.7	86.0	54.6	0.5	13.1	44.8	93.7
Total	$45,374,324	$39,379,879	86.8	75.0	50.6	1.1	8.3	51.2	95.7

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	As of June 30, 2014	As of March 31, 2014	As of June 30, 2013
CA	11.0%	11.2%	11.2%
TX	8.5	8.3	8.1
FL	5.1	4.9	4.2
NC	4.3	4.3	4.4
WA	4.0	3.7	3.4
IL	3.9	3.9	4.1
NJ	3.5	3.7	3.9
AZ	3.5	3.5	3.5
GA	3.5	3.5	3.5
CO	3.4	3.4	3.4
All Others	49.3	49.6	50.3
TOTAL	100.0%	100.0%	100.0%

RIF by State
	As of June 30, 2014	As of March 31, 2014	As of June 30, 2013
CA	10.4%	10.6%	10.6%
TX	8.3	8.1	7.9
FL	5.3	5.0	4.4
NC	4.4	4.4	4.6
WA	4.0	3.8	3.5
IL	4.0	3.9	4.2
GA	3.6	3.7	3.7
NJ	3.4	3.6	3.8
PA	3.4	3.5	3.8
AZ	3.3	3.3	3.2
All Others	49.9	50.1	50.3
TOTAL	100.0%	100.0%	100.0%

				Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2014	2013	2014	2013
Beginning default inventory	192	75	159	56
Plus: new defaults	151	65	318	135
Less: cures	(98)	(46)	(226)	(95)
Less: claims paid	(10)	(4)	(16)	(6)
Ending default inventory	235	90	235	90

Rollforward of Reserve for Losses and LAE
	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
($ in thousands)	2014	2013	2014	2013
Reserve for losses and LAE at beginning of period	$3,804	$2,164	$3,070	$1,499
Add provision for losses and LAE occurring in:
Current year	1,166	511	2,452	1,435
Prior years	(200)	69	(584)	(125)
Incurred losses during the period	966	580	1,868	1,310
Deduct payments for losses and LAE occurring in:
Current year	-	3	-	4
Prior years	264	193	432	257
Loss and LAE payments during the period	264	196	432	261
Reserve for losses and LAE at end of period	$4,506	$2,548	$4,506	$2,548

Claims
	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2014	2013	2014	2013
Number of claims paid	10	4	16	6
Total amount paid for claims (in thousands)	$263	$191	$422	$248
Average amount paid per claim (in thousands)	$26	$48	$26	$41
Severity	54%	81%	62%	86%

						Exhibit G, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	As of June 30, 2014
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	121	51%	$1,266	31%	$6,316	20%
Four to eleven payments	92	39	2,026	48	4,083	50
Twelve or more payments	20	9	724	18	990	73
Pending claims	2	1	105	3	103	102
TOTAL	235	100%	4,121	100%	$11,492	36
IBNR			309
LAE			76
TOTAL			$4,506

Average reserve per default:
Case			$17.5
Total			$19.2

Default Rate	0.13%

	As of December 31, 2013
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	88	56%	$841	30%	$3,972	21%
Four to eleven payments	56	35	1,497	53	2,672	56
Twelve or more payments	10	6	300	11	447	67
Pending claims	5	3	169	6	166	102
TOTAL	159	100%	2,807	100%	$7,257	39
IBNR			211
LAE			52
TOTAL			$3,070

Average reserve per default:
Case			$17.7
Total			$19.3

Default Rate	0.11%

	As of June 30, 2013
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	49	55%	$740	32%	$2,559	29%
Four to eleven payments	34	38	1,154	50	1,762	66
Twelve or more payments	4	4	215	9	287	75
Pending claims	3	3	206	9	196	105
TOTAL	90	100%	2,315	100%	$4,804	48
IBNR			174
LAE			59
TOTAL			$2,548

Average reserve per default:
Case			$25.7
Total			$28.3

Default Rate	0.09%

				Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	June 30, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$66,719	7.9%	$59,187	17.8%
U.S. Agency securities	8,165	1.0	14,839	4.5
U.S. Agency Mortgage-backed securities	60,928	7.2	22,241	6.7
Municipal debt securities	170,795	20.2	57,650	17.3
Corporate debt securities	241,874	28.5	125,593	37.8
Mortgage-backed securities	54,207	6.4	18,581	5.6
Asset-backed securities	88,710	10.5	20,385	6.1
Money market investments	154,472	18.3	14,079	4.2
Total Investments	$845,870	100.0%	$332,555	100.0%

Investment Portfolio by Credit Rating
Rating (1)	June 30, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$436,451	51.7%	$147,862	44.5%
Aa1	34,913	4.1	21,570	6.5
Aa2	41,658	4.9	15,464	4.6
Aa3	31,776	3.8	11,902	3.6
A1	67,136	7.9	26,541	8.0
A2	46,785	5.5	17,045	5.1
A3	56,170	6.6	29,886	9.0
Baa1	52,043	6.2	24,441	7.3
Baa2	68,474	8.1	30,782	9.3
Baa3	10,464	1.2	7,062	2.1
Below Baa3	-	-	-	-
Total Investments	$845,870	100.0%	$332,555	100.0%

(1) Based on ratings issued by Moody's, if available. S&P rating utilized if Moody's not available.

Portfolio by Duration and Book Yield
Effective Duration	June 30, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$261,123	30.8%	$65,092	19.6%
1 to < 2 Years	64,615	7.6	19,093	5.7
2 to < 3 Years	97,011	11.5	74,335	22.4
3 to < 4 Years	109,829	13.0	63,214	19.0
4 to < 5 Years	62,328	7.4	66,230	19.9
5 or more Years	250,964	29.7	44,591	13.4
Total Investments	$845,870	100.0%	$332,555	100.0%

Pre-tax investment income yield:
Three months ended June 30, 2014	1.60%
Six months ended June 30, 2014	1.31%

Net cash and Investments at holding company Essent Group Ltd. ($ in thousands):
As of June 30, 2014		$170,982
As of December 31, 2013		$246,220

Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

As of
	June 30, 2014	December 31, 2013

Combined statutory capital ($ in thousands) (A)	$599,928	$469,424

Risk to capital ratios: (B)
Essent Guaranty, Inc.	16.1:1	16.6:1
Essent Guaranty of PA, Inc.	17.6:1	17.1:1
Combined (C)	16.2:1	16.5:1

(A) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department.

(B) The risk to capital ratio is calculated as the ratio of net risk in force to statutory capital. Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(C) The combined risk to capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

						Exhibit J
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2014		2013
Selected Income Statement Data	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$63,505	$52,192	$52,878	$55,026	$44,923	$33,373

Net premiums earned	50,342	44,750	40,344	34,282	27,481	21,264
Other revenues	3,941	3,071	2,009	2,173	2,083	1,767
Total revenues	54,283	47,821	42,353	36,455	29,564	23,031

Losses and expenses:
Provision for losses and LAE	966	902	692	319	580	730
Other underwriting and operating expenses	23,648	23,459	22,299	18,237	15,557	14,962
Total losses and expenses	24,614	24,361	22,991	18,556	16,137	15,692

Income before income taxes	29,669	23,460	19,362	17,899	13,427	7,339
Income tax expense (benefit)	10,114	8,454	345	2,280	(10,150)	139
Net income	$19,555	$15,006	$19,017	$15,619	$23,577	$7,200

Earnings per share:
Basic:
Common Shares	$0.23	$0.18	$0.23	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	$0.36	$0.63	$0.23
Class B-2 common shares	N/A	N/A	N/A	0.07	0.40	-

Diluted:
Common Shares	$0.23	$0.18	$0.22	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	$0.35	$0.62	$0.23
Class B-2 common shares	N/A	N/A	N/A	0.02	0.09	-

Weighted average common shares outstanding:
Basic:
Common Shares	83,276	82,864	51,741	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	43,616	36,793	31,805
Class B-2 common shares	N/A	N/A	N/A	1,822	1,334	853

Diluted:
Common Shares	84,706	84,696	55,130	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	43,788	36,901	31,864
Class B-2 common shares	N/A	N/A	N/A	6,054	5,994	6,009

Other Data:
($ in thousands)

Loss ratio (1)	1.9%	2.0%	1.7%	0.9%	2.1%	3.4%
Expense ratio (2)	47.0%	52.4%	55.3%	53.2%	56.6%	70.4%
Combined ratio	48.9%	54.4%	57.0%	54.1%	58.7%	73.8%

New insurance written	$5,874,334	$3,630,573	$4,527,900	$6,408,055	$5,895,127	$4,321,556
New risk written	1,477,547	907,257	1,147,560	1,584,267	1,409,905	991,011
Average premium rate (3)	0.54%	0.54%	0.54%	0.54%	0.55%	0.55%
Insurance in force (end of period)	$39,379,879	$34,778,057	$32,028,196	$28,198,722	$22,576,300	$17,430,810
Policies in force	175,773	154,451	141,417	123,737	98,818	76,455
Weighted-average coverage (4)	24.6%	24.4%	24.3%	24.0%	23.7%	23.5%
Annual persistency	89.1%	87.9%	86.1%	83.1%	80.1%	80.9%

Loans in default (count)	235	192	159	116	90	75
Percentage of loans in default	0.13%	0.12%	0.11%	0.09%	0.09%	0.10%

(1)	Loss ratio is calculated by dividing the provision for loss and loss adjustment expenses by net premiums earned.
(2)	Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.
(3)	Average premium rate is net premium earned as a percentage of average insurance in force for the period.
(4)	Weighted-average coverage is end of period risk in force divided by insurance in force.

				Exhibit K
Essent Group Ltd. and Subsidiaries
Supplemental Information
Earnings per Share

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
(In thousands, except per share amounts)
Net income	$19,555	$23,577	$34,561	$30,777
Less: Class A dividends declared	N/A	-	N/A	-
Less: Class B-2 dividends declared	N/A	-	N/A	-
Undistributed net income	$19,555	$23,577	$34,561	$30,777
Net income allocable to Common Shares	$19,555	N/A	$34,561	N/A
Net income allocable to Class A common shares	N/A	$23,037	N/A	$30,237
Net income allocable to Class B-2 common shares	N/A	540	N/A	540

Basic earnings per common share:
Common Shares	$0.23	N/A	$0.42	N/A
Class A common shares	N/A	$0.63	N/A	$0.88
Class B-2 common shares	N/A	0.40	N/A	0.49

Diluted earnings per common share:
Common Shares	$0.23	N/A	$0.41	N/A
Class A common shares	N/A	$0.62	N/A	$0.88
Class B-2 common shares	N/A	0.09	N/A	0.09

Basic weighted average common shares outstanding:
Common Shares	83,276	N/A	83,071	N/A
Class A common shares	N/A	36,793	N/A	34,313
Class B-2 common shares	N/A	1,334	N/A	1,095

Diluted weighted average common shares outstanding:
Common Shares	84,706	N/A	84,701	N/A
Class A common shares	N/A	36,901	N/A	34,408
Class B-2 common shares	N/A	5,994	N/A	6,004

Note:

Prior to the Company’s initial public offering on November 5, 2013 (“IPO”), the Company had two classes of common shares outstanding: Class A common shares and Class B-2 common shares. Upon the completion of the IPO, all of the Class A common shares and the Class B-2 common shares converted into a single class of common shares of the Company (the “Common Shares”), as more fully described in the Company’s prospectus dated October 30, 2013. Earnings Per Share (“EPS”) was calculated and presented prior to the IPO using the “two-class” method which provides that earnings and losses are allocated to each class of common shares according to the dividends declared or unpaid cumulative dividends earned, with the remaining undistributed earnings allocated according to each share’s respective participation rights.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan.  Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding.  Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all in the money options, warrants and similar instruments.  Common Shares and Outstanding Restricted Share Units is defined as total common shares outstanding plus all equity instruments (including Restricted Stock Units) issued to management and the Board of Directors and any in the money options, warrants and similar instruments.  Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance.  As of June 30, 2014 and December 31, 2013, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of adjusted book value to the most comparable GAAP amount as of June 30, 2014 and December 31, 2013 in accordance with Regulation G:

(In thousands, except per share amounts)	June 30, 2014	December 31, 2013

Numerator:
Total Stockholders' Equity (Book Value)	$767,959	$722,141

Subtract: Accumulated Other Comprehensive Income (Loss)	3,947	(1,447)

Adjusted Book Value	$764,012	$723,588

Denominator:
Total Outstanding Common Shares	86,528	86,491

Add: Outstanding Restricted Share Units	678	528

Total Outstanding Common Shares and Restricted Share Units	87,206	87,019

Adjusted Book Value per Share	$8.76	$8.32

CONTACT:
Media Contact
JD Walker Communications, LLC
Janice Daue Walker, 610-230-0556
media@essentgroup.com
or
Investor Relations Contact
855-809-ESNT
ir@essentgroup.com